[photo of mountain range]


                                                  Annual Report October 31, 2001


Oppenheimer
Quest Capital Value Fund, Inc.(SM)



                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS


Fund Objective
Oppenheimer Quest Capital Value Fund, Inc.(SM) seeks capital appreciation.


    CONTENTS

  1 Letter to
    Shareholders

  3 An Interview
    with Your Fund's
    Manager

  7 Fund Performance

 12 Financial
    Statements

 29 Independent
    Auditors' Report

 30 Federal
    Income Tax
    Information

 31 Officers and
    Directors


Average Annual Total Returns*

          For the 1-Year Period
          Ended 10/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    -9.91%      -15.09%
---------------------------------
Class B   -10.48       -13.53
---------------------------------
Class C   -10.50       -11.11
---------------------------------
Class N   -10.19       -11.09

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[photo of John V. Murphy]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset alloca-tion to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

                 1 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

LETTER TO SHAREHOLDERS

   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education-Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
November 21, 2001


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                 2 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Manager
Louis P. Goldstein

Q How did Oppenheimer Quest Capital Value Fund, Inc. perform during the 12-month reporting period that ended October 31, 2001?

We are disappointed with the Fund's performance during this reporting period. Against a backdrop of a weakening U.S. economy, a tumbling stock market and the terrorist attacks of September 11, the Fund underperformed its peer group, the Lipper Multi-Cap Value Fund Index, and lagged behind the Standard & Poor's 500 Composite Stock Price Index.
   Two factors account for most of the underperformance. The first was the Fund's exposure to large companies. Large-cap shares had risen dramatically in the late 1990s, reaching relatively high valuations compared to the stocks of medium-sized and small companies. As a result, large-cap stocks had more room to fall when corporate earnings began to deteriorate in Fall 2000.
   Second, some of the Fund's holdings were adversely affected by a slump in advertising spending as corporations attempted to cut costs, protect profits and fortify earnings. As of October 31, 2001, two of the Fund's top ten holdings were advertising-related stocks.

What changes were made to the Fund during the period?

During the second half of the 12-month period, we repositioned the Fund to take advantage of stronger performance among smaller cap value stocks, as smaller cap stocks generally entered the reporting period with more reasonable valuations than large-cap stocks and, therefore, had more room to appreciate. We reduced the Fund's exposure to large-cap holdings and increased its small-cap allocation from 16% to 24% of total assets.



                 3 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

How did you choose the stocks included in the portfolio?

As always, we looked for companies with healthy or improving balance sheets, strong management, competitive advantages and high returns on capital. They also had to be underappreciated by investors and selling for less than their intrinsic worth. Finally, we had to see a sound reason for the stocks' prices to improve.
   Our selection criteria, combined with our outlook for interest rates and the economy, led us to invest in several financial services and consumer staples companies. We had anticipated a decline in interest rates, a trend that has historically benefited financial services companies, and expected an economic slowdown, a phenomenon that has often favored consumer staples companies. We believe such businesses may be more resilient than other companies during economic downturns because they sell essential basic products.

Which stocks contributed most to the Fund's performance?

One of the Fund's key contributors was Suiza Foods Corp., a medium-sized dairy business that has been insulated to some extent from the full impact of the slowing economy.
   Other top performers included large- and mid-cap financial stocks that benefited when the Federal Reserve Board (the Fed) reduced key short-term interest rates from 6.5% in early January to 2.5% in October 2001. Countrywide Credit Industries, Inc., Federal Home Loan Mortgage Corp. (Freddie Mac) and Household International, Inc., all with exposure to the mortgage market, were strong performers as homeowners refinanced existing mortgages and arranged for new ones.

[sidebar]
We continue to look
at companies of
all sizes and in all
industries for three
key factors: strong
management,
competitive
advantages and
high returns
on capital.
[end sidebar]

                 4 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

   Our advertising holdings were least able to withstand the economic weakness, as WPP Group plc, Lamar Advertising Co. and Clear Channel Communications, Inc. were all hard hit by the advertising slowdown.

How will you position the Fund in the wake of September 11?

Already fragile before the events of September 11, the U.S. economy has weakened since, with higher unemployment and a contraction in consumer spending. In our view, recession seems all but certain. Reacting to this expectation, the equity markets have been exceptionally volatile.
   In spite of the uncertainty surrounding the markets, we have not altered our investment strategy, and continue to believe that financial services stocks should show strength in the coming months. We continue to believe that financial services stocks should perform well, as inflation is at historically low levels and the Fed is committed to stimulating the economy with low interest rates.
   Looking at the broader market, we see several catalysts for improved corporate earnings, such as a rapid increase in federal spending and proposed tax cuts. As we wait to see how effective these government initiatives are in spurring economic growth, we will remain focused on finding fundamentally sound, undervalued stocks. This discipline in the face of uncertainty has served the Fund well in the past, and we believe, will do so again. It is just one reason why Oppenheimer Quest Capital Value Fund, Inc. is a part of The Right Way to Invest.

Average Annual
Total Returns

For the Periods Ended 9/30/01(1)
Class A
1-Year   5-Year  10-Year
--------------------------
-14.68%  7.62%   11.92%

Class B          Since
1-Year   5-Year  Inception
--------------------------
-13.11%  N/A     7.51%

Class C          Since
1-Year   5-Year  Inception
--------------------------
-10.61%  N/A     7.69%

Class N          Since
1-Year   5-Year  Inception
--------------------------
N/A      N/A     -14.46%

1. See Notes on page 10 for further details.


                 5 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGER

Top Ten Common Stock Holdings(3)
------------------------------------------------------------
Freddie Mac                                            5.8%
------------------------------------------------------------
XL Capital Ltd., Cl. A                                 4.4
------------------------------------------------------------
Waters Corp.                                           3.8
------------------------------------------------------------
Lamar Advertising Co., Cl. A                           3.5
------------------------------------------------------------
Suiza Foods Corp.                                      3.3
------------------------------------------------------------
Roper Industries, Inc.                                 3.2
------------------------------------------------------------
Sybron Dental Specialities, Inc.                       3.1
------------------------------------------------------------
Mattel, Inc.                                           2.9
------------------------------------------------------------
WPP Group plc, Sponsored ADR                           2.8
------------------------------------------------------------
Clear Channel Communications, Inc.                     2.7

Top Five Common Stock Industries(3)
------------------------------------------------------------
Diversified Financial                                 11.2%
------------------------------------------------------------
Electronics                                            9.9
------------------------------------------------------------
Manufacturing                                          9.8
------------------------------------------------------------
Insurance                                              7.7
------------------------------------------------------------
Healthcare/Supplies & Services                         4.8

Sector Allocation(2)

o Financial       24.2%
o Consumer
  Cyclicals       15.6
o Technology      14.1
o Consumer
  Staples         13.5
o Capital Goods   11.6
o Healthcare       8.3
o Energy           6.2
o Basic Materials  2.9
o Utilities        1.9
o Communication
  Services         1.7


2. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of common stock.
3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.

                 6 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2001, Oppenheimer Quest Capital Value Fund, Inc. underperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index. The reporting period was dominated by investor concerns about a slowing economy and weaker corporate earnings. These fears were exacerbated by the terrorist attacks of September 11 and contributed to poor results in most sectors of the stock market. Many stocks lost value, especially large-company shares that had become relatively expensive during the bull markets of the late 1990s. Shares of medium-sized and smaller companies, which had not reached such high valuations, fared better. The Fund reduced its large-cap exposure and increased its small-cap allocation during the period while investing in businesses that were positioned to benefit from a slowing economy (consumer staples companies) or lower interest rates (financial services providers). While the Fund's financial services holdings performed well, their gains were more than offset by losses among the Fund's advertising-related stocks. Of course, the Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2001. In the case of Class A shares (formerly Capital shares) performance is measured over a 10-year period, and in the case of Class B and Class C, performance is measured from inception of those classes on March 3, 1997. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                 7 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                         Oppenheimer Quest
                   Capital Value Fund, Inc.
                                 (Class A)                   S&P 500 Index

      12/31/91                       9,425                          10,000
      03/31/92                      10,046                           9,748
      06/30/92                      10,560                           9,933
      09/30/92                      11,312                          10,246
      12/31/92                      11,770                          10,761
      03/31/93                      12,374                          11,230
      06/30/93                      12,545                          11,284
      09/30/93                      12,587                          11,575
      12/31/93                      12,631                          11,843
      03/31/94                      12,382                          11,395
      06/30/94                      12,537                          11,442
      09/30/94                      12,740                          12,001
      12/31/94                      12,239                          11,999
      03/31/95                      13,701                          13,166
      06/30/95                      15,205                          14,421
      09/30/95                      16,708                          15,566
      12/31/95                      16,425                          16,502
      03/31/96                      17,920                          17,388
      06/30/96                      18,795                          18,167
      09/30/96                      18,150                          18,729
      10/31/96(1)                   18,890                          19,245
      01/31/97                      19,184                          21,555
      04/30/97                      18,113                          22,076
      07/31/97                      20,956                          26,414
      10/31/97                      21,637                          25,423
      01/31/98                      21,991                          27,354
      04/30/98                      25,067                          31,142
      07/31/98                      24,983                          31,513
      10/31/98                      24,510                          31,019
      01/31/99                      27,383                          36,247
      04/30/99                      27,794                          37,940
      07/31/99                      26,451                          37,880
      10/31/99                      26,586                          38,979
      01/31/00                      26,390                          39,995
      04/30/00                      29,420                          41,779
      07/31/00                      29,954                          41,276
      10/31/00                      32,070                          41,348
      01/31/01                      33,132                          39,635
      04/30/01                      32,455                          36,362
      07/31/01                      31,889                          35,364
      10/31/01                      28,891                          31,057


Average Annual Total Returns of Class A Shares of the Fund at 10/31/01(2)
1-Year -15.09%   5-Year 7.59%   10-Year 12.16%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                         Oppenheimer Quest
                   Capital Value Fund, Inc.
                                 (Class B)                   S&P 500 Index

      03/03/97                      10,000                          10,000
      04/30/97                       9,387                          10,162
      07/31/97                      10,842                          12,158
      10/31/97                      11,180                          11,702
      01/31/98                      11,344                          12,591
      04/30/98                      12,911                          14,335
      07/31/98                      12,844                          14,506
      10/31/98                      12,582                          14,278
      01/31/99                      14,034                          16,685
      04/30/99                      14,223                          17,464
      07/31/99                      13,517                          17,436
      10/31/99                      13,566                          17,942
      01/31/00                      13,455                          18,410
      04/30/00                      14,976                          19,231
      07/31/00                      15,229                          19,000
      10/31/00                      16,283                          19,033
      01/31/01                      16,801                          18,244
      04/30/01                      16,429                          16,738
      07/31/01                      16,115                          16,278
      10/31/01                      14,469                          14,296

Average Annual Total Returns of Class B Shares of the Fund at 10/31/01(2)
1-Year -13.53%   Since Inception 8.25%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 10 for further details.

                 8 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                         Oppenheimer Quest
                   Capital Value Fund, Inc.
                                 (Class C)                   S&P 500 Index

      03/03/97                      10,000                          10,000
      04/30/97                       9,390                          10,162
      07/31/97                      10,845                          12,158
      10/31/97                      11,182                          11,702
      01/31/98                      11,346                          12,591
      04/30/98                      12,912                          14,335
      07/31/98                      12,845                          14,506
      10/31/98                      12,579                          14,278
      01/31/99                      14,030                          16,685
      04/30/99                      14,218                          17,464
      07/31/99                      13,513                          17,436
      10/31/99                      13,562                          17,942
      01/31/00                      13,451                          18,410
      04/30/00                      14,975                          19,231
      07/31/00                      15,223                          19,000
      10/31/00                      16,281                          19,033
      01/31/01                      16,793                          18,244
      04/30/01                      16,429                          16,738
      07/31/01                      16,116                          16,278
      10/31/01                      14,572                          14,296

Average Annual Total Returns of Class C Shares of the Fund at 10/31/01(2)
1-Year -11.11%   Since Inception 8.41%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                         Oppenheimer Quest
                   Capital Value Fund, Inc.
                                 (Class N)                   S&P 500 Index

      03/01/01                      10,000                          10,000
      04/30/01                      10,103                          10,094
      07/31/01                       9,914                           9,817
      10/31/01                       8,891                           8,621

Cumulative Total Return of Class N Shares of the Fund at 10/31/01(2) Since Inception -11.09%

The performance information for S&P 500 Index in the graphs begins on 12/31/91 for Class A, 2/28/97 for both Class B and Class C and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                 9 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

The Fund's investment advisor is OppenheimerFunds, Inc., and its sub-advisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.




                 10 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

Class A shares of the Fund were first publicly offered on 2/13/87. Unless otherwise noted, Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary reduction of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (inception). Class B shares are subject to a maximum annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/3/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.





                 11 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  October 31, 2001


                                                                        Market Value
                                                               Shares     See Note 1
=====================================================================================
 Common Stocks--89.4%
-------------------------------------------------------------------------------------
 Basic Materials--2.6%
-------------------------------------------------------------------------------------
 Chemicals--2.6%
 Cambrex Corp.                                                138,000    $ 5,106,000
-------------------------------------------------------------------------------------
 Capital Goods--10.4%
-------------------------------------------------------------------------------------
 Industrial Services--0.6%
 Miller (Herman), Inc.                                         55,000      1,163,250
-------------------------------------------------------------------------------------
 Manufacturing--9.8%
 Actuant Corp., Cl. A(1)                                       59,200      1,571,168
-------------------------------------------------------------------------------------
 Jabil Circuit, Inc.(1)                                       110,000      2,332,000
-------------------------------------------------------------------------------------
 Parker-Hannifin Corp.                                        133,600      4,796,240
-------------------------------------------------------------------------------------
 Roper Industries, Inc.                                       150,000      6,360,000
-------------------------------------------------------------------------------------
 Tektronix, Inc.(1)                                           104,000      2,048,800
-------------------------------------------------------------------------------------
 Veeco Instruments, Inc.(1)                                    90,000      2,291,400
                                                                         ------------
                                                                          19,399,608

-------------------------------------------------------------------------------------
 Communication Services--1.5%
-------------------------------------------------------------------------------------
 Telecommunications: Long Distance--0.4%
 WorldCom, Inc./WorldCom Group(1)                              60,000        807,000
-------------------------------------------------------------------------------------
 Telephone Utilities--1.1%
 SBC Communications, Inc.                                      58,000      2,210,380
-------------------------------------------------------------------------------------
 Consumer Cyclicals--14.0%
-------------------------------------------------------------------------------------
 Autos & Housing--2.0%
 Carlisle Cos., Inc.                                          130,100      3,887,388
-------------------------------------------------------------------------------------
 Consumer Services--4.6%
 Lamar Advertising Co., Cl. A(1)                              224,000      7,033,600
-------------------------------------------------------------------------------------
 Omnicom Group, Inc.                                           28,000      2,149,840
                                                                         ------------
                                                                           9,183,440

-------------------------------------------------------------------------------------
 Leisure & Entertainment--2.9%
 Mattel, Inc.(1)                                              301,000      5,697,930
-------------------------------------------------------------------------------------
 Media--2.8%
 WPP Group plc, Sponsored ADR                                 126,530      5,617,932
-------------------------------------------------------------------------------------
 Retail: General--1.7%
 Dollar General Corp.                                         243,000      3,472,470
-------------------------------------------------------------------------------------
 Consumer Staples--12.1%
-------------------------------------------------------------------------------------
 Broadcasting--3.8%
 Clear Channel Communications, Inc.(1)                        141,466      5,392,684
-------------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A(1)                       72,000      1,669,680
-------------------------------------------------------------------------------------
 Emmis Communications Corp., Cl. A(1)                          35,200        476,960
                                                                         ------------
                                                                           7,539,324

-------------------------------------------------------------------------------------
 Entertainment--2.7%
 Jack in the Box, Inc.(1)                                      82,600      2,031,960
-------------------------------------------------------------------------------------
 Liberty Media Corp., Cl. A(1)                                 91,000      1,063,790
-------------------------------------------------------------------------------------
 McDonald's Corp.                                              86,000      2,242,020
                                                                         ------------
                                                                           5,337,770


                 12 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                        Market Value
                                                               Shares     See Note 1
-------------------------------------------------------------------------------------
 Food--3.3%
 Suiza Foods Corp.(1)                                         112,000    $ 6,604,640
-------------------------------------------------------------------------------------
 Household Goods--2.3%
 Avon Products, Inc.                                           47,100      2,205,693
-------------------------------------------------------------------------------------
 Procter & Gamble Co.                                          32,000      2,360,960
                                                                         ------------
                                                                           4,566,653

-------------------------------------------------------------------------------------
 Energy--5.5%
-------------------------------------------------------------------------------------
 Energy Services--1.4%
 Transocean Sedco Forex, Inc.                                  92,000      2,773,800
-------------------------------------------------------------------------------------
 Oil: Domestic--4.1%
 Anadarko Petroleum Corp.                                      68,000      3,879,400
-------------------------------------------------------------------------------------
 ChevronTexaco Corp.                                           49,280      4,363,744
                                                                         ------------
                                                                           8,243,144

-------------------------------------------------------------------------------------
 Financial--21.6%
-------------------------------------------------------------------------------------
 Banks--2.7%
 FleetBoston Financial Corp.                                   76,000      2,497,360
-------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                       81,000      2,864,160
                                                                         ------------
                                                                           5,361,520

-------------------------------------------------------------------------------------
 Diversified Financial--11.2%
 Citigroup, Inc.                                               56,000      2,549,120
-------------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                           82,000      3,274,260
-------------------------------------------------------------------------------------
 Freddie Mac                                                  170,000     11,529,400
-------------------------------------------------------------------------------------
 Household International, Inc.                                 94,000      4,916,200
                                                                         ------------
                                                                          22,268,980

-------------------------------------------------------------------------------------
 Insurance--7.7%
-------------------------------------------------------------------------------------
 Everest Re Group Ltd.                                         35,000      2,339,750
-------------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.                         82,000      2,794,560
-------------------------------------------------------------------------------------
 Principal Financial Group (The)(1)                            62,800      1,413,000
-------------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                       101,800      8,842,348
                                                                         ------------
                                                                          15,389,658

-------------------------------------------------------------------------------------
 Healthcare--7.4%
-------------------------------------------------------------------------------------
 Healthcare/Drugs--2.6%
 Apogent Technologies, Inc.(1)                                221,000      5,175,820
-------------------------------------------------------------------------------------
 Healthcare/Supplies & Services--4.8%
 PerkinElmer, Inc.                                             58,000      1,560,780
-------------------------------------------------------------------------------------
 Quintiles Transnational Corp.(1)                             110,000      1,744,600
-------------------------------------------------------------------------------------
 Sybron Dental Specialities, Inc.(1)                          304,000      6,232,000
                                                                         ------------
                                                                           9,537,380

                 13 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued

                                                                        Market Value
                                                               Shares     See Note 1
-------------------------------------------------------------------------------------
 Technology--12.6%
-------------------------------------------------------------------------------------
 Computer Hardware--1.3%
 Agilent Technologies, Inc.(1)                                 48,000   $  1,068,960
-------------------------------------------------------------------------------------
 National Instruments Corp.(1)                                 52,000      1,498,120
                                                                        -------------
                                                                           2,567,080

-------------------------------------------------------------------------------------
 Computer Software--1.4%
 AOL Time Warner, Inc.(1)                                      90,000      2,808,900
-------------------------------------------------------------------------------------
 Electronics--9.9%
 Amkor Technology, Inc.(1)                                    148,000      1,842,600
-------------------------------------------------------------------------------------
 Arrow Electronics, Inc.(1)                                   123,000      3,007,350
-------------------------------------------------------------------------------------
 Thermo Electron Corp.(1)                                     166,000      3,509,240
-------------------------------------------------------------------------------------
 Varian, Inc.(1)                                              148,400      3,760,456
-------------------------------------------------------------------------------------
 Waters Corp.(1)                                              215,000      7,630,350
                                                                        -------------
                                                                          19,749,996

-------------------------------------------------------------------------------------
 Utilities--1.7%
-------------------------------------------------------------------------------------
 Electric Utilities--1.3%
 Exelon Corp.                                                  62,000      2,608,340
-------------------------------------------------------------------------------------
 Gas Utilities--0.4%
 Piedmont Natural Gas Co., Inc.                                27,000        858,600
                                                                        -------------
 Total Common Stocks (Cost $166,032,689)                                 177,937,003


                                                            Principal
                                                               Amount
=====================================================================================
 Short-Term Notes--10.7%

 Federal Home Loan Bank, 2.46%, 11/1/01                   $11,338,000     11,338,000
-------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 2.29%, 11/26/01          10,000,000      9,984,097
                                                                        -------------
 Total Short-Term Notes (Cost $21,322,097)                                21,322,097

-------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $187,354,786)                100.1%   199,259,100
-------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                           (0.1)      (175,813)
                                                          ---------------------------
 Net Assets                                                     100.0%  $199,083,287
                                                          ===========================



 Footnote to Statement of Investments

 1. Non-income-producing security.

 See accompanying Notes to Financial Statements.

                 14 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS OF LIABILITIES  October 31, 2001


================================================================================================
 Assets

 Investments, at value (cost $187,354,786)--see accompanying statement            $ 199,259,100
------------------------------------------------------------------------------------------------
 Cash                                                                                     1,651
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                                           436,423
 Interest and dividends                                                                  59,729
 Other                                                                                   27,041
                                                                                  --------------
 Total assets                                                                       199,783,944

================================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of capital stock redeemed                                                       543,710
 Shareholder reports                                                                     48,618
 Distribution and service plan fees                                                      41,938
 Directors' compensation                                                                 19,237
 Legal, auditing and other professional fees                                             13,981
 Transfer and shareholder servicing agent fees                                              872
 Other                                                                                   32,301
                                                                                   -------------
 Total liabilities                                                                      700,657

================================================================================================
 Net Assets                                                                        $199,083,287
                                                                                   =============

================================================================================================
 Composition of Net Assets

 Par value of shares of capital stock                                              $        962
------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                         182,937,213
------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                        (19,043)
------------------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions                      4,259,841
------------------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                           11,904,314
                                                                                   -------------
 Net Assets                                                                        $199,083,287
                                                                                   =============



                 15 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF ASSETS OF LIABILITIES  Continued


=========================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $154,346,238 and 7,381,901 shares of capital stock outstanding)                  $20.91

 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                      $22.19
-----------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,278,054
 and 1,714,774 shares of capital stock outstanding)                               $19.99
-----------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,271,663
 and 513,210 shares of capital stock outstanding)                                 $20.01
-----------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $187,332
 and 8,970 shares of capital stock outstanding)                                   $20.88



 See accompanying Notes to Financial Statements.





                 16 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2001


===================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $16,890)              $  1,747,099
-----------------------------------------------------------------------------------
 Interest                                                                  629,797
                                                                      -------------
 Total income                                                            2,376,896

===================================================================================
 Expenses

 Management fees                                                         1,961,752
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   658,170
 Class B                                                                   270,893
 Class C                                                                    78,813
 Class N                                                                       126
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                             265,294
-----------------------------------------------------------------------------------
 Shareholder reports                                                        73,068
-----------------------------------------------------------------------------------
 Directors' compensation                                                    14,644
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 9,223
-----------------------------------------------------------------------------------
 Other                                                                     157,339
                                                                      -------------
 Total expenses                                                          3,489,322
 Less reduction to custodian expenses                                       (3,369)
                                                                      -------------
 Net expenses                                                            3,485,953

===================================================================================
 Net Investment Loss                                                    (1,109,057)

===================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on investments                                 4,964,340
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments   (26,177,551)
                                                                      -------------
 Net realized and unrealized gain (loss)                               (21,213,211)


===================================================================================
 Net Decrease in Net Assets Resulting from Operations                 $(22,322,268)
                                                                      =============


 See accompanying Notes to Financial Statements.



                 17 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                        2001           2000
===================================================================================
 Operations

 Net investment income (loss)                         $  (1,109,057) $  (1,591,704)
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                 4,964,340     73,682,091
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   (26,177,551)   (35,270,230)
 Net increase (decrease) in net assets resulting
 from operations                                        (22,322,268)    36,820,157

===================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                                (53,571,518)   (37,317,626)
 Class B                                                 (5,748,202)    (2,675,129)
 Class C                                                 (1,603,768)      (822,951)
 Class N                                                         --             --

===================================================================================
 Capital Stock Transactions

 Net increase (decrease) in net assets resulting from
 capital stock transactions:
 Class A                                                 47,699,523    (42,874,623)
 Class B                                                 26,292,547      1,570,083
 Class C                                                  7,786,942        398,378
 Class N                                                    191,398             --


===================================================================================
 Net Assets

 Total decrease                                          (1,275,346)   (44,901,711)
-----------------------------------------------------------------------------------
 Beginning of period                                    200,358,633    245,260,344
                                                       ----------------------------
 End of period (including accumulated net investment
 loss of $19,043 and $18,567, respectively)            $199,083,287   $200,358,633
                                                       ============================


 See accompanying Notes to Financial Statements.




                 18 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 FINANCIAL HIGHLIGHTS

 Class A        Year Ended October 31,                 2001        2000        1999        1998        1997(1)
===============================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $33.65      $33.66      $32.11      $41.63      $37.25
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          (.11)       (.25)       (.06)        .05         .44
 Net realized and unrealized gain (loss)              (2.59)       6.08        2.70        4.28        3.93
 Provision for corporate income taxes on
 net realized long-term capital gain                     --          --          --          --         .01
                                                     ----------------------------------------------------------
 Total income (loss) from
 investment operations                                (2.70)       5.83        2.64        4.33        4.38
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --          --        (.04)       (.13)         --
 Dividends in excess of net investment income            --          --          --(2)       --          --
 Distributions from net realized gain                (10.04)      (5.84)      (1.05)     (13.72)         --
                                                     ----------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (10.04)      (5.84)      (1.09)     (13.85)         --
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $20.91      $33.65      $33.66      $32.11      $41.63
                                                     ==========================================================

===============================================================================================================
 Total Return, at Net Asset Value(3)                  (9.91)%     20.63%       8.47%      13.28%      11.76%

===============================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $154,346    $177,876    $224,995    $262,669    $343,329
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $161,187    $181,216    $256,450    $280,821    $434,401
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                         (0.44)%     (0.73)%     (0.17)%      0.13%       1.28%
 Expenses                                              1.67%       1.73%       1.71%       1.67%(5)    1.54%(5)
 Expenses, net of reduction to
 excess expenses                                        N/A         N/A        1.58%       1.29%       1.11%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 80%         77%         79%         30%         34%



 1. For the 10 months ended October 31, 1997, for Class A shares (formerly Capital shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital shares were redesigned as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.
 2. Less than $0.005 per share.
 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 4. Annualized for periods of less than one full year.
 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.



                 19 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 FINANCIAL HIGHLIGHTS  Continued

 Class B      Year Ended October 31,                   2001       2000       1999       1998        1997(1)
============================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $32.77     $33.07     $31.71    $ 41.41     $ 37.04
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           .05       (.34)      (.19)      (.06)        .01
 Net realized and unrealized gain (loss)              (2.79)      5.88       2.60       4.15        4.36
                                                     -------------------------------------------------------
 Total income (loss) from
 investment operations                                (2.74)      5.54       2.41       4.09        4.37
------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --         --         --       (.07)         --
 Dividends in excess of net investment income            --         --         --(2)      --          --
 Distributions from net realized gain                (10.04)     (5.84)     (1.05)    (13.72)         --
                                                     -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (10.04)     (5.84)     (1.05)    (13.79)         --
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $19.99     $32.77     $33.07     $31.71      $41.41
                                                     =======================================================

============================================================================================================
 Total Return, at Net Asset Value(3)                 (10.48)%    20.02%      7.83%     12.54%      11.80%


============================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $34,278    $17,429    $15,634     $9,562      $1,208
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $27,144    $15,719    $14,112     $4,586      $  552
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                         (1.13)%    (1.26)%    (0.80)%    (0.57)%      0.07%
 Expenses                                              2.26%      2.27%      2.27%      2.24%(5)    2.14%(5)
 Expenses, net of reduction to
 excess expenses                                        N/A        N/A       2.19%      2.01%       1.86%
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 80%        77%        79%        30%         34%




 1. For the period from March 3, 1997 (inception of offering) to October 31,
 1997.
 2. Less than $0.005 per share.
 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 4. Annualized for periods of less than one full year.
 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.




                 20 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 Class C      Year Ended October 31,                   2001       2000       1999       1998        1997(1)
============================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                $32.80     $33.09     $31.73     $41.42      $37.04
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                           .11       (.38)      (.17)      (.13)        .01
 Net realized and unrealized gain (loss)              (2.86)      5.93       2.58       4.21        4.37
                                                     -------------------------------------------------------
 Total income (loss) from
 investment operations                                (2.75)      5.55       2.41       4.08        4.38
                                                     -------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --         --         --       (.05)         --
 Dividends in excess of net investment income            --         --         --(2)      --          --
 Distributions from net realized gain                (10.04)     (5.84)     (1.05)    (13.72)         --
                                                     -------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (10.04)     (5.84)     (1.05)    (13.77)         --
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $20.01     $32.80     $33.09     $31.73      $41.42
                                                     =======================================================

============================================================================================================
 Total Return, at Net Asset Value(3)                 (10.50)%    20.05%      7.82%     12.49%      11.82%

============================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $10,272     $5,053     $4,632     $2,972        $773
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $ 7,898     $4,969     $4,117     $1,582        $372
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                         (1.13)%    (1.25)%    (0.80)%    (0.58)%      0.06%
 Expenses                                              2.26%      2.27%      2.26%      2.23%(5)    2.13%(5)
 Expenses, net of reduction to
 excess expenses                                        N/A        N/A       2.18%      2.01%       1.85%
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 80%        77%        79%        30%         34%



 1. For the period from March 3, 1997 (inception of offering) to October 31,
 1997.
 2. Less than $0.005 per share.
 3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 4. Annualized for periods of less than one full year.
 5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.




                 21 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued

                                                                        Period Ended
Class N                                                           October 31, 2001(1)
======================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                         $23.25
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                            (.03)
 Net realized and unrealized gain (loss)                                       (2.34)
                                                                              --------
 Total income (loss) from investment operations                                (2.37)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                             --
 Dividends in excess of net investment income                                     --
 Distributions from net realized gain                                             --
                                                                              --------
 Total dividends and/or distributions to shareholders                             --
--------------------------------------------------------------------------------------
 Net asset value, end of period                                               $20.88
                                                                              ========

======================================================================================
 Total Return at Net Asset Value(2)                                           (10.19)%

======================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                      $187
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                                             $ 38
--------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                          (0.96)%
 Expenses                                                                      1.75%
--------------------------------------------------------------------------------------
 Portfolio turnover rate                                                         80%


 1. For the period from March 1, 2001 (inception of offering) to October 31,
 2001.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 See accompanying Notes to Financial Statements.





                 22 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                 23 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies  Continued

Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were increased by $897 and payments of $422 were made to retired directors, resulting in an accumulated liability of $19,044 as of October 31, 2001.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $489,249, a decrease in accumulated net investment loss of $1,108,581, and a decrease in accumulated net realized gain on investments of $619,332. This reclassification includes $619,332 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                 24 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:


                       Year Ended October 31, 2001(1)      Year Ended October 31, 2000
                                Shares        Amount             Shares         Amount
---------------------------------------------------------------------------------------
 Class A
 Sold                        2,392,156  $ 55,333,057            544,160   $ 16,741,974
 Dividends and/or
 distributions reinvested    1,584,503    35,381,969            831,376     23,494,698
 Redeemed                   (1,881,412)  (43,015,503)        (2,773,781)   (83,111,295)
                            -----------------------------------------------------------
 Net increase (decrease)     2,095,247  $ 47,699,523         (1,398,245)  $(42,874,623)
                            ===========================================================


---------------------------------------------------------------------------------------
 Class B
 Sold                        1,425,067  $ 31,611,552            182,060   $  5,394,490
 Dividends and/or
 distributions reinvested      245,949     5,282,992             93,859      2,595,206
 Redeemed                     (488,174)  (10,601,997)          (216,700)    (6,419,613)
                            -----------------------------------------------------------
 Net increase (decrease)     1,182,842  $ 26,292,547             59,219   $  1,570,083
                            ===========================================================


---------------------------------------------------------------------------------------
 Class C
 Sold                          481,249  $ 10,606,672            115,356   $  3,420,814
 Dividends and/or
 distributions reinvested       69,108     1,485,826             27,874        771,286
 Redeemed                     (191,230)   (4,305,556)          (129,103)    (3,793,722)
                            -----------------------------------------------------------
 Net increase (decrease)       359,127  $  7,786,942             14,127   $    398,378
                            ===========================================================

---------------------------------------------------------------------------------------
 Class N
 Sold                            9,129  $    194,739                 --   $         --
 Dividends and/or
 distributions reinvested           --            --                 --             --
 Redeemed                         (159)       (3,341)                --             --

                            -----------------------------------------------------------
 Net increase (decrease)         8,970  $    191,398                 --   $         --
                            ===========================================================

1. For the year ended October 31, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.



                 25 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $158,631,547 and $147,490,920, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $187,545,922 was:

          Gross unrealized appreciation                $ 24,937,655
          Gross unrealized depreciation                 (13,224,477)
                                                       ------------
          Net unrealized appreciation (depreciation)   $ 11,713,178
                                                       ============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million and 0.85% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 1.00%.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2001, the Manager paid $782,152 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C and N shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.




                 26 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                       Aggregate         Class A    Commissions      Commissions      Commissions      Commissions
                       Front-End       Front-End     on Class A       on Class B       on Class C       on Class N
                   Sales Charges   Sales Charges         Shares           Shares           Shares           Shares
                      on Class A     Retained by    Advanced by      Advanced by      Advanced by      Advanced by
 Year Ended               Shares     Distributor    Distributor(1)   Distributor(1)   Distributor(1)   Distributor(1)
---------------------------------------------------------------------------------------------------------------------
 October 31, 2001       $437,916        $110,633        $58,690         $546,699          $53,657           $1,928

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                            Class A           Class B            Class C            Class N
                         Contingent        Contingent         Contingent         Contingent
                           Deferred          Deferred           Deferred           Deferred
                      Sales Charges     Sales Charges      Sales Charges      Sales Charges
                        Retained by       Retained by        Retained by        Retained by
 Year Ended             Distributor       Distributor        Distributor        Distributor
--------------------------------------------------------------------------------------------
 October 31, 2001           $11,111           $44,754             $1,916                $--

    The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund (the Board of Directors can set this rate up to 0.25%). Effective January 1, 2001, the asset-based sales charge rate for Class A shares was reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $658,170, all of which was paid by the Distributor to recipients. That included $8,219 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.




                 27 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:


                                                                            Distributor's
                                                          Distributor's         Aggregate
                                                              Aggregate      Unreimbursed
                                                           Unreimbursed     Expenses as %
                        Total Payments   Amount Retained       Expenses     of Net Assets
                            Under Plan    by Distributor     Under Plan          of Class
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                 $270,893          $222,559       $978,089              2.85%
 Class C Plan                   78,813            28,710        133,042              1.30
 Class N Plan                      126               103          3,961              2.11


================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at October 31, 2001.

                 28 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of Oppenheimer Quest Capital Value Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Capital Value Fund, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999, and the 10-month period ended October 31, 1997, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.






 KPMG LLP

 Denver, Colorado
 November 21, 2001

                 29 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends and distributions of $10.0429 per share were paid to Class A, Class B and Class C shareholders, respectively, on November 17, 2000, of which $6.0550 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
    None of the dividends paid by the Fund during the year ended October 31, 2001, are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.








                 30 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.


=======================================================================================================
 Officers and Directors         Thomas W. Courtney, Chairman of the Board of Directors
                                John V. Murphy, President
                                Paul Y. Clinton, Director
                                Robert G. Galli, Director
                                Lacy B. Herrmann, Director
                                Brian Wruble, Director
                                O. Leonard Darling, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Katherine P. Feld, Assistant Secretary
                                Kathleen T. Ives, Assistant Secretary
                                Denis R. Molleur, Assistant Secretary

=======================================================================================================
 Investment Advisor             OppenheimerFunds, Inc.

=======================================================================================================
 Sub-Advisor                    OpCap Advisors

=======================================================================================================
 Distributor                    OppenheimerFunds Distributor, Inc.

=======================================================================================================
 Transfer and Shareholder       OppenheimerFunds Services
 Servicing Agent

=======================================================================================================
 Custodian of                   Citibank, N.A.
 Portfolio Securities

=======================================================================================================
 Independent Auditors           KPMG LLP

=======================================================================================================
 Legal Counsel                  Mayer, Brown & Platt

                                Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                                498 Seventh Avenue, New York, NY 10018







                                (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                 31 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

 OPPENHEIMERFUNDS FAMILY


 Global Equity          Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund
-----------------------------------------------------------------------------------------------------
 Equity                 Stock                                   Stock & Bond
                        Emerging Technologies Fund              Quest Opportunity Value Fund
                        Emerging Growth Fund                    Total Return Fund
                        Enterprise Fund                         Quest Balanced Value Fund
                        Discovery Fund                          Capital Income Fund
                        Main Street(R) Small Cap Fund           Multiple Strategies Fund
                        Small Cap Value Fund                    Disciplined Allocation Fund
                        MidCap Fund                             Convertible Securities Fund
                        Main Street(R) Opportunity Fund         Specialty
                        Growth Fund                             Real Asset Fund(R)
                        Capital Appreciation Fund               Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund
-----------------------------------------------------------------------------------------------------
 Income                 Taxable                                 Municipal
                        International Bond Fund                 California Municipal Fund(4)
                        High Yield Fund                         New Jersey Municipal Fund(4)
                        Champion Income Fund                    New York Municipal Fund(4)
                        Strategic Income Fund                   Pennsylvania Municipal Fund(4)
                        Bond Fund                               Municipal Bond Fund
                        Senior Floating Rate Fund               Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
-----------------------------------------------------------------------------------------------------
 Select Managers        Stock                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R) Index Fund(2)
-----------------------------------------------------------------------------------------------------
 Money Market(6)        Money Market Fund            Cash Reserves

 1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
 2. Available only through qualified retirement plans.
 3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
 4. Available to investors only in certain states.
 5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

 For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

                 32 | OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website -- we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: QCVAX Class B: QCVBX Class C: QCVCX Class N: QCVNX
--------------------------------------------------------------------------------

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


qwerRA0835.001.1001  December 30, 2001                 [logo]OppenheimerFunds(R)
                                                             Distributor, Inc.